                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Agreement"), dated March 21, 2000, is made and entered into by and between U.S. INTERACTIVE, INC., a Delaware corporation ("Pledgor"), with reference to the capital stock or other interests of the Companies set forth on Schedule A hereto (each a "Company" and collectively the "Companies"), and PNC BANK, NATIONAL ASSOCIATION, as Agent for itself and the other Banks under the Credit Agreement described below (the "Secured Party").

         WHEREAS, pursuant to that certain Credit Agreement (as from time to time restated, amended, modified or supplemented, the "Credit Agreement") dated this date by and among the Pledgor (as a Borrower), the Banks party thereto, and the Secured Party, the Secured Party and the Banks have agreed to provide certain loans and other financial accommodations to Pledgor; and

         WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock of each of the Companies is to be pledged to the Secured Party in accordance herewith; and

         WHEREAS, Pledgor owns the outstanding capital stock of the Companies as set forth on Schedule A hereto.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.

         (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in Pennsylvania as amended from time to time (the "Code").

         (b) "Pledged Collateral" shall mean and include the following: (i) the capital stock, shares, securities and all other ownership interests listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future securities, shares, capital stock and other ownership interests receivable in respect of or in exchange for any such securities, shares, capital stock or ownership interests, all rights under shareholder agreements and other similar agreements relating to all securities, shares, capital stock and other ownership interests, all rights to subscribe for securities, shares, capital stock or other ownership interests incident to or arising from ownership of such securities, shares, capital stock or other ownership interests, all cash, interest, stock and other dividends or distributions paid or payable on such securities, shares, capital stock or other ownership interests, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books,
(ii) any and all other securities, shares, capital stock and other ownership interests hereafter pledged by Pledgor to the Secured Party to secure the Secured Obligations (as hereinafter defined), and all rights and privileges pertaining thereto, including, without limitation, all securities, shares, capital stock and other ownership interests receivable in respect of or in exchange for such securities, shares, capital stock or other ownership interests, all rights to subscribe for securities, shares, capital stock or other ownership interests incident to or arising from ownership of such securities, shares, capital stock or other ownership interests, all cash, interest, stock and other dividends or distributions paid or payable on such securities, shares, capital stock or other ownership interests, and all books and records pertaining to the foregoing, and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof.

2. Grant of Security Interests.

         (a) To secure the payment and performance of all Obligations and of all Indebtedness of Borrower under any Loan Document or any other agreement with any Bank or any Affiliate of any Bank (collectively, the "Secured Obligations"), Pledgor hereby grants to the Secured Party a first priority security interest in and hereby pledges to Agent, in each case for the benefit of each of the Banks and Agent and any Affiliate of any of the Banks, all of Pledgor's now existing and hereafter acquired or arising right, title and interest in, to and under the Pledged Collateral whether now or hereafter existing and wherever located.

         (b) Upon the execution and delivery of this Agreement, Pledgor shall deliver to and deposit with the Secured Party in pledge, all stock certificates and other instruments evidencing the Pledged Collateral owned by Pledgor, together with undated stock powers signed in blank by Pledgor. The stock powers delivered by Pledgor hereunder shall be utilized by Secured Party only after an Event of Default has occurred.

3. Further Assurances.


         Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, Pledgor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. If an Event of Default has occurred and is continuing, Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party (and any of the Secured Party's officers or employees or agents designated by the Secured Party) as Pledgor's true and lawful attorney with power to sign the name of Pledgor on all or any of the Security Documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party's security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Commitments have terminated.


4. Representations and Warranties.

         Pledgor hereby represents and warrants to the Secured Party as follows:

         (a) Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens.

         (b) The capital stock shares, securities, and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock of each of the Companies.

         (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person.

         (d) There are no restrictions upon the transfer of the Pledged Collateral other than applicable state and federal securities laws and Pledgor has the power and authority and right to transfer the Pledged Collateral owned by Pledgor free of any encumbrances and without obtaining the consent of any other Person.

         (e) Pledgor has all necessary power to execute, deliver and perform this Agreement.

         (f) There are no actions, suits, or proceedings pending or, to Pledgor's best knowledge after due inquiry, threatened against or affecting Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any Official Body, and Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which would materially adversely affect Pledgor's performance hereunder.

         (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

         (h) Neither the execution and delivery by Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which Pledgor is bound.

         (i) Pledgor's chief executive office address is as set forth on the signature page hereto.

         (j) All rights of Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, and Pledgor has provided true and correct copies of its organizational documents applicable to any of the Pledged Collateral.

5. General Covenants.

         Pledgor hereby covenants and agrees as follows:

         (a) Subject to Section 7.2.6 of the Credit Agreement, Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Secured Party. Pledgor shall notify the Secured Party in writing ten (10) days prior to any change in Pledgor's chief executive office address.

         (b) Pledgor shall appear in and defend any action or proceeding of which Pledgor is aware which would reasonably be expected to affect Pledgor's title to, or the Secured Party's interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the consent of the Secured Party such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral, which consent shall not be unreasonably withheld or delayed.

         (c) Pledgor shall, and shall cause each of the Companies to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Secured Party's security interest hereunder.

         (d) Pledgor shall comply with all Laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Secured Party's rights hereunder.

         (e) Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings or subject to extensions timely requested and granted.

         (f) Pledgor shall permit the Secured Party, its officers, employees and agents at reasonable times during normal business hours upon reasonable advance notice to inspect all books and records related to the Pledged Collateral.

         (g) To the extent, following the date hereof, Pledgor acquires capital stock, shares securities, and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock or other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies, such stock, rights, property or securities, shares, capital stock or ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Secured Party; and, Pledgor thereupon shall deliver all such securities, shares, capital stock, and other ownership interests together with an updated Schedule A hereto, to the Secured Party.

         (h) During the term of this Agreement, Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral other than in accordance with the Credit Agreement.

6. Other Rights With Respect to Pledged Collateral.

         In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Secured Party, at its option and at the expense of the Pledgor, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party or any Affiliate of the Secured Party, on deposit or otherwise, belonging to Pledgor, as the Secured Party in its sole discretion shall determine; and (d) do anything which Pledgor is required but fails to do hereunder.

7. Additional Remedies Upon Event of Default.

         Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

         (a) The Secured Party may, after fifteen (15) days' advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of Pledgor's Pledged Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor agrees that fifteen (15) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

         (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

                  (i) first, to the Secured Obligations and to reimburse the Secured Party for out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Secured Party in connection with realizing on the Pledged Collateral or collection of any obligation of Pledgor under any of the Loan Documents, including advances made subsequent to an Event of Default by the Secured Party for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including without limitation advances for taxes, insurance, and the like, and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale of or other realization on, any of the Pledged Collateral, in such order as the Secured Party may determine in its discretion; and

                  (ii) the balance, if any, as required by Law.

8. Secured Party's Duties.

         The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder or on its behalf, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9. No Waiver; Cumulative Remedies.

         No failure to exercise, and no delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Pledgor waives any right to require the Secured Party to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

10. Assignment.

         All rights of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All obligations of Pledgor shall bind its successors and assigns; provided, however, Pledgor may not assign or transfer any of its rights and obligations hereunder or any interest herein.

11. Severability.


         Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

12. Governing Law.


         This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

13. Notices.

         All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.6 of the Credit Agreement.


14. Specific Performance.


         Pledgor acknowledges and agrees that, in addition to the other rights of the Secured Party hereunder and under the other Loan Documents, because the Secured Party's remedies at law for failure of Pledgor to comply with the provisions hereof relating to the Secured Party's rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the Pledgor has appointed the Secured Party its attorney-in-fact, and (v) to enforce the Secured Party's remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, Pledgor agrees that each such provision hereof may be specifically enforced.

15. Voting Rights in Respect of the Pledged Collateral.


         So long as no Event of Default shall occur and be continuing under the Credit Agreement, Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. Without limiting the generality of the foregoing and in addition thereto except as otherwise permitted in the Credit Agreement, the Pledgor shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock or other equity securities or other ownership interests of any nature or to issue any other securities, shares, capital stock or other ownership interests convertible into or granting the right to purchase or exchange for any stock or other equity securities or other ownership interests of any nature of any such Company or to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Secured Party to sell, assign or transfer any of the Pledged Collateral.

16. Consent to Jurisdiction.

         Pledgor and each of the Companies hereby irrevocably submits to the nonexclusive jurisdiction of any Pennsylvania State or Federal Court sitting in Philadelphia, Pennsylvania, in any action or proceeding arising out of or relating to this Agreement, and Pledgor and each of the Companies hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Pennsylvania State or Federal court. Pledgor and each of the Companies hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Pledgor and each of the Companies hereby appoints the process agent identified below (the "Process Agent") as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Pledgor or the Companies in care of the Process Agent at the Process Agent's address, and the Pledgor and the Companies hereby authorize and direct the Process Agent to receive such service on its behalf. Pledgor and each of the Companies agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. Pledgor and each of the Companies further agree that it shall, for so long as any Commitment or any obligation of any Borrower to the Bank remains outstanding, continue to retain Process Agent for the purposes set forth in this
Section 16. The Process Agent is U.S. Interactive, Inc., c/o General Counsel, with an office on the date hereof at 2012 Renaissance Boulevard, King of Prussia, Pennsylvania, United States. Pledgor and each of the Companies shall produce to Secured Party evidence of the acceptance by Process Agent of such appointment.

17. Waiver of Jury Trial.

         EXCEPT AS PROHIBITED BY LAW, PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

18. Entire Agreement; Amendments.


         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party and the Pledgor.

19. Counterparts.

         This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

20. Descriptive Headings

         The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

                            SIGNATURE PAGE 1 OF 1 TO
                             STOCK PLEDGE AGREEMENT


         IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                          PNC BANK, NATIONAL ASSOCIATION, as Agent



                           By:
                              -------------------------------------------
                           Name:
                           Title:



                           U.S. INTERACTIVE, INC.




                           By:                                            (Seal)
                              -------------------------------------------
                           Name:
                           Title:

                           Chief Executive Office:
                           ----------------------
                           ----------------------
                           ----------------------

                           ACKNOWLEDGEMENT AND CONSENT


         Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated March 21, 2000, made by U.S. Interactive, Inc. for the benefit of PNC Bank, National Association, as Agent, as Secured Party (the "Pledge Agreement"). Each of the undersigned, intending to be legally bound hereby, agrees for the benefit of the Secured Party and the Banks as follows:

         1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned, including without limiting the generality of the foregoing, those terms in Sections 16 and 17 of the Pledge Agreement.

         2. Each of the undersigned will notify the Secured Party promptly in writing of the occurrence of any of the events described in Section 5(g) of the Pledge Agreement.

         3. The terms of Section 3 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may facilitate, in the reasonable judgment of the Secured Party, the carrying out of Section 3 of the Pledge Agreement.

         4. To the extent that any of undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to itself or its property, each of undersigned hereby irrevocably waives such immunity in respect of its obligations under the Pledge Agreement and any other document or agreement executed in connection therewith, and each of undersigned agrees that it will not raise or claim any such immunity at or in respect of any such action or proceeding.

         5. Each of the undersigned acknowledges and agrees that any notices sent to the Pledgor regarding any of the Pledged Collateral shall also be sent to the Secured Party in the manner and at the address of Secured Party as indicated in Section 13 of the Pledge Agreement.

                                     U.S. INTERACTIVE CORP. (DELAWARE)


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     Address for Notices:
                                     ---------------------------
                                     ---------------------------
                                     Fax:_______________________

                                   SCHEDULE A
                                       TO
                             STOCK PLEDGE AGREEMENT


                        Description of Pledged Collateral


                Pledgor           Pledged Shares                  Type and Amount of Ownership
                -------           --------------                  ----------------------------
U.S. Interactive, Inc.      100% of the issued and outstanding   100 shares of common stock, $.01
                            capital shares of U.S.               par value
                            INTERACTIVE CORP.
                            (DELAWARE), a Delaware
                            corporation